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                                                                    EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITOR


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-11826) of DynaMotive Technologies Corporation and in the related Prospectus of our report dated April 12, 2001, with respect to the consolidated financial statements included in this Annual Report (Form 10-K) for the year ended December 31, 2000.


Vancouver, Canada                                        /s/ Ernst & Young LLP
April 17, 2001                                           Chartered Accountants